[SHIP]
                            [THE VANGUARD GROUP LOGO]

                            VANGUARD(R) PRIMECAP FUND
              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 12, 2003

VANGUARD PRIMECAP FUND ADOPTS NEW ADVISORY FEE SCHEDULE
The board of trustees of Vanguard(R) PRIMECAP Fund adopted a new advisory fee schedule for the fund, effective October 15, 2004. This change will not affect the fund's investment objective, policies, strategies, or risks. To reflect the implementation of the new advisory fee schedule, the Fees and Expenses discussion is revised as follows:

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. Expenses incurred in the fiscal year ended August 31, 2004, totaled 0.46% for Investor Shares and 0.31% for Admiral Shares. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year, adjusted to account for a new advisory fee schedule effective October 15, 2004.

                                                                             Investor       Admiral
                                                                             Shares         Shares
                                                                             --------       -------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                    None           None
Purchase Fee:                                                                None           None
Sales Charge (Load) Imposed on Reinvested Dividends:                         None           None
Redemption Fee:                                                              1%*            1%*

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                         0.48%          0.34%
12b-1 Distribution Fee:                                                      None           None
Other Expenses:                                                              0.02%          0.01%
    TOTAL ANNUAL FUND OPERATING EXPENSES:                                    0.50%          0.35%

*The 1% fee applies to shares redeemed within five years of purchase by selling,
by  exchanging  to  another  fund,  or  by   application   of  the   low-balance
account-closure  policy.  The  fee is  withheld  from  redemption  proceeds  and retained by the Fund.  Shares held for five years or more are not subject to the
1% fee. The  redemption  fee applies only to shares  purchased on or after April
23, 2001.



                                                                  (over, please)

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses remain the same, that you bought your shares on or after April 23, 2001, and that you redeem your shares at the end of the given period.

-----------------------------------------------------------
                      1 Year   3 Years    5 Years  10 Years
-----------------------------------------------------------
Investor Shares         $156      $274       $280      $628
Admiral Shares           140       227        197       443
-----------------------------------------------------------

     The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.
     The next examples assume that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first examples, because the Fund's 1% redemption fee does not apply.

-----------------------------------------------------------
                      1 Year   3 Years    5 Years  10 Years
-----------------------------------------------------------
Investor Shares          $51      $160       $280      $628
Admiral Shares            36       113        197       443
-----------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

For more information about the new advisory fee schedule, please see the Fund's annual report for the fiscal year ended August 31, 2004, or the most recent Statement of Additional Information.




(C)2004 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation,
Distributor.
                                                                    PSA59 102004

                                   [SHIP LOGO]
                         [THE VANGUARD GROUP/(R)/ LOGO]

                          VANGUARD/(R)/ CHESTER FUNDS

                         (VANGUARD/(R)/ PRIMECAP FUND)

 SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 12, 2003


The board of trustees of Vanguard PRIMECAP Fund adopted a new advisory fee schedule for the Fund, effective October 15, 2004. This change will not affect the Fund's investment objective, policies, strategies, or risks.


INVESTMENT ADVISORY SERVICES

Vanguard PRIMECAP Fund has entered into a new Investment Advisory Agreement with PRIMECAP Management Company (PRIMECAP or Advisor). PRIMECAP's offices are located at 225 South Lake Avenue, Suite 400, Pasadena, CA 91101. Under the investment advisory agreement, PRIMECAP manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises, and administers the Fund's investment program. PRIMECAP discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the Fund.


PRIMECAP is a California corporation whose outstanding shares are owned by its directors and officers. The directors and officers of the corporation and the offices they currently hold are:

Howard B. Schow, Chairman;
Mitchell J. Milias, Vice Chairman;
Theo A. Kolokotrones, President;
Joel P. Fried, Executive Vice President; and
Alfred W. Mordecai, Senior Vice President.

For each fiscal quarter after the first fiscal quarter in which this Agreement is in effect, the Fund shall pay to the Advisor, at the end of the quarter, a fee calculated by applying the following annual percentage rates to the average month-end net assets of the Fund, then dividing the result by four. For purposes of the compensation calculation, the average month-end net assets of the Fund are the Fund assets that are managed by the Advisor (including cash that may be directed to The Vanguard Group, Inc., for cash management purposes) during the quarter:


                        ANNUAL PERCENTAGE RATE SCHEDULE
            AVERAGE MONTH-END NET ASSETS      ANNUAL PERCENTAGE RATE
            First $50 million                                 0.500%
            Next $200 million                                  0.450
            Next $250 million                                  0.375
            Next $9.5 billion                                  0.250
            Next $10 billion                                   0.200
            Next $20 billion                                   0.175
            Over $40 billion                                   0.150


The fee for the first fiscal quarter in which this Agreement is in effect (October through December, 2004) shall be the sum of the amounts calculated in paragraphs (a) and (b) below:


     (a) The following annual percentage rates shall be applied to the average month-end net assets of the Fund. The result shall then be divided by four (for one quarter), and then multiplied by 0.167 (a factor representing one-sixth of the fiscal quarter). For purposes of the compensation calculation, the average month-end net assets of the Fund are the Fund assets that are managed by the Advisor (including cash that may be directed to The Vanguard Group, Inc., for cash management purposes) during the quarter.

                        ANNUAL PERCENTAGE RATE SCHEDULE
            AVERAGE MONTH-END NET ASSETS      ANNUAL PERCENTAGE RATE
            First $50 million                                 0.500%
            Next $200 million                                  0.450
            Next $250 million                                  0.375
            Next $1.75 billion                                 0.250
            Next $2.75 billion                                 0.200
            Next $5 billion                                    0.175
            Over $10 billion                                   0.150





     (b) The following annual percentage rates shall be applied to the average month-end net assets of the Fund. The result shall then be divided by four (for one fiscal quarter), and then multiplied by 0.833 (a factor representing five-sixths of the fiscal quarter). For purposes of the compensation calculation, the average month-end net assets of the Fund are the Fund assets that are managed by the Advisor (including cash that may be directed to The Vanguard Group, Inc., for cash management purposes) during the quarter.



                      ANNUAL PERCENTAGE RATE SCHEDULE
            AVERAGE NET ASSETS           ANNUAL PERCENTAGE RATE
            First $50 million                            0.500%
            Next $200 million                             0.450
            Next $250 million                             0.375
            Next $9.5 billion                             0.250
            Next $10 billion                              0.200
            Next $20 billion                              0.175
            Over $40 billion                              0.150


During the fiscal period January 1 through August 31, 2001, and the fiscal years ended August 31, 2002, and August 31, 2003, the Fund incurred investment advisory fees of approximately $24,289,000; $31,593,000; and $28,933,000, respectively.


     The Fund's Amended and Restated Investment Advisory Agreement with PRIMECAP is renewable for one-year periods, only if (1) each renewal is specifically approved at least annually by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on 60 days' written notice to PRIMECAP; (2) by a vote of a majority of the Fund's outstanding voting securities; or (3) by PRIMECAP upon 90 days' written notice to the Fund.

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

Vanguard PRIMECAP Fund's board of trustees oversees the Fund's management and the Advisor's performance on a regular basis. The board determines annually whether to approve and renew the Fund's investment advisory agreement. Vanguard provides the board with monthly, quarterly, and annual analyses of the Advisor's performance. In addition, the Advisor provides the board with quarterly self-evaluations and certain other information that the board deems important to evaluate the short- and long-term performance of the Advisor.

     The Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund. The board receives additional information detailing other sources of revenue to the Advisor or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the Advisor and its affiliates, if relevant. Also, the board receives information about the Advisor's control of Fund investment expenses, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected. When considering whether to continue the Fund's investment advisory arrangement, the board examines several factors, but does not identify any particular factor as controlling its decision.

     The board's decision to revise the current advisory fee schedule was based upon its most recent evaluation of the Advisor's investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arm's-length discussions with PRIMECAP and considered the following factors, among others:


- The board considered the benefits to shareholders of continuing to retain PRIMECAP as the advisor to the Fund, particularly in light of the nature, extent, and quality of services provided by PRIMECAP. The board considered the quality of investment management to the Fund over both the short and long term and the organizational depth and stability of the firm. The trustees found that the Fund has grown considerably since inception and that the portfolio management team has expanded to handle the increase in Fund assets. The new fee arrangement will help PRIMECAP Management Company continue to attract and retain top investment talent, and thereby enhance the organizational depth and stability of the firm.


- The board considered the investment performance of the Fund in comparison with the Fund's peer group and benchmarks. The trustees found that the Fund has a superior performance record under PRIMECAP Management Company's management relative to both the S&P 500 Index and the Fund's peer group. Among other comparative data, the board considered the following performance information about the Fund.

                                            1 YEAR ENDED          5 YEARS ENDED        10 YEARS ENDED
                                         AUGUST 31, 2004        AUGUST 31, 2004        AUGUST 31,2004
                                         ---------------        ---------------        --------------
VANGUARD PRIMECAP FUND (INVESTOR SHARES)*       12.59%**                  2.69%                14.28%
 S&P 500 Index                                  11.46                    -2.07                 10.69
 Average Multi-Cap Growth Fund+                  3.44                    -3.72                  8.24

*Information about the Fund's Admiral Shares can be found elsewhere in the Statement of Additional Information.
**Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
+Data provided by Lipper Inc.



- The board considered the fair market value of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment, the Fund's advisory fee remains considerably below that of most of its peers. Among other comparative data, the board considered the following performance information.



                                                                  ADVISORY FEES
                                                                EXPRESSED AS AN
                                                               ANNUAL EFFECTIVE
                                                                    RATE OF THE
                                                                 FUND'S AVERAGE            ESTIMATED
                                          EXPENSE RATIO+           NET ASSETS++        ADVISORY FEESy
                                           -------------         -------------         --------------
VANGUARD PRIMECAP FUND INVESTOR SHARES*            0.46%                  0.18%                 0.22%
 Average Multi-Cap Growth Fund**                   1.71                   0.58                  N/A

*Information about the Fund's Admiral Shares can be found elsewhere in the Statement of Additional Information.
**Data is provided by Lipper Inc.  and  captures  information  through  year-end
2003.
+As of August 31, 2004.
++Advisory fees are expressed as an annual effective rate of the Fund's average net assets as of August 31, 2004, and represent the rate before implementation of the new fee arrangement.
yAdvisory fees are expressed as an annual effective rate of the Fund's average net assets as of August 31, 2004, and represent what the rate would have been if the new fee arrangement had been in place during the fiscal year ended August
31, 2004.



- The board also considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of appropriate breakpoints. By adjusting the fee through increases in asset breakpoints, rather than increases in fee rates, the Fund's trustees recognize PRIMECAP Management Company's personnel needs in managing a large fund and the economies of scale that investors realize by holding shares of a large fund.


- Finally, the board considered all of the circumstances and information provided by PRIMECAP and Vanguard regarding the performance of PRIMECAP in the best interest of the Fund and its shareholders. The advisory agreement will continue for one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the Fund's trustees, a majority of whom are not "interested persons" of either the Fund or PRIMECAP Management Company as defined in federal securities laws.


(C)2004 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
                                                                          102004